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                                                                   Exhibit 10.34

                              ASSIGNMENT AGREEMENT
                              --------------------

                  This ASSIGNMENT AGREEMENT (this "Agreement') dated as of February 23, 2001 is made between BANK ONE, N.A. (main office Chicago)(successor by merger to Bank One, Texas, N.A.) (the "Assignor"), HORIZON PHARMACIES, INC.
                                          --------
(only with respect to Section 4(d) hereof and Section 7(d) hereof), and McKESSON HBOC, INC. (the "Assignee").
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                                    RECITALS
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                  WHEREAS, the Assignor and Horizon Pharmacies, Inc. (the
"Borrower") are parties to that certain Loan Agreement (as amended, amended and
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restated, or otherwise modified from time to time, the "Credit Agreement") dated
                                                        ----------------
as of July 31, 1999 pursuant to which Assignor granted the Borrower a line of credit (the "Line of Credit") of up to $7,000,000; and
             --------------

                  WHEREAS, the Line of Credit is evidenced by a promissory note (as amended or extended from time to time, the "Note") of even date with the
                                                ----
Credit Agreement made by the Borrower in favor of Assignor; and

                  WHEREAS, at the request of the Borrower, Assignee guarantied the obligations of the Borrower to Assignor under the Credit Agreement and the Note pursuant to a Guaranty (as amended, amended and restated or otherwise modified from time to time, the "Guaranty") of even date with the Credit
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Agreement; and

                  WHEREAS, the Borrower has not paid the Note at the maturity thereof; and

                  WHEREAS, pursuant to a Forbearance Agreement (as amended, amended and restated, otherwise modified, or extended from time to time, the "Forbearance Agreement") executed in February 2001 but effective as of January
 ---------------------
10, 2001 between Assignor, Assignee and the Borrower, Assignor has agreed to forbear from exercising remedies against the Borrower with respect to the Credit Agreement and the Note, but has not agreed to forebear from exercising remedies with respect to its rights under the Guaranty; and

                  WHEREAS, Assignor has made proper demand upon the Guaranty;
and

                  WHEREAS, Assignee has requested that Assignor assign all of its claims against the Borrower arising from or related to the Credit Agreement and the Note in connection with Assignee's payment of amounts due under the Guaranty and Assignor has agreed to such request;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.  Assignment. Subject to the terms and conditions of this Agreement,
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Assignor hereby sells, transfers and assigns to the Assignee without recourse and without express or implied

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representation or warranty (except as provided in this Agreement) all of its right, title and interest in, to, under and with respect to, the Bank Claims and the Assignee hereby accepts such sale, transfer and assignment from Assignor. For purposes of this Agreement, the term "Bank Claims" shall mean all claims, liabilities, counterclaims, actions, demands, and causes of action (whether sounding in contract or tort or otherwise) of every nature and description whatsoever, whether known or unknown, contingent or non-contingent, liquidated or unliquidated, arising from or related to any of the following: (a) the Credit Agreement, (b) the Note, (c) the Forbearance Agreement, (d) any other "Loan Document" (as defined in the Credit Agreement); and (e) any actions or omissions taken or made by the Borrower and/or any of its officers, directors, employees or agents in connection with any of the foregoing; provided, that the
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term "Bank Claims" shall not include any rights or remedies of Assignor against
Assignee under the Guaranty that have not been extinguished by performance; and provided further, that any indemnity by Borrower with respect to the Loan
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Documents or the Line of Credit shall accrue to the benefit of both Assignor and
Assignee.

         2. Payments. Assignor and Assignee hereby agree that payment of
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$7,028,859.84 (plus $1,263.83372 for each day after February 23, 2001 until payment) by Assignee to Assignor pursuant to the Guaranty shall be deemed to constitute payment in full for the Bank Claims under this Agreement.

          3.  Effective Date.
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                  The obligation of Assignor under Section 1 hereof shall be subject to each of the following conditions precedent (the date upon which each such condition is met is referred to herein as the "Effective Date"):
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               (i)  this Agreement shall be executed and delivered by the
Assignor, the Borrower and the Assignee; and

               (ii) the Assignee shall have paid to the Assignor the amounts referenced in Section 2 above.

          4.  Representations and Warranties.
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                  (a) The Assignor represents and warrants that (1) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, charge, encumbrance, participation, assignment or other adverse claim (other than potential adverse claims by, through or under Borrower which have not been asserted as of the date hereof); (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals are required for Assignor's due execution, delivery and performance of this Agreement; and (iv) this Agreement has been duly executed and delivered by Assignor and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization

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and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document (as defined in the Credit Agreement). The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other Loan Document (as defined in the Credit Agreement).

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder and (ii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (d) The Borrower represents, warrants and acknowledges each of the following: (i) the Borrower has the full power and authority to make, and has taken all action necessary to make, the representations, warranties and acknowledgments contained in this Section 4(d) and in Section 7(d) hereof, and
(ii) the rights and benefits granted to Assignee under this Agreement are in addition to, and not in replacement of, any rights Assignee may have against the Borrower under that certain Indemnification Agreement dated as July 31, 1999 between Assignee and the Borrower or under equitable principals of subrogation or otherwise.

                  (e) The Borrower waives any claims, counterclaims, actions, demands, causes of action (whether sounding in contract or tort or otherwise) or offsets that it may have against Assignor or Assignee in connection with or related to the Bank Claims.

                  (f) Assignee waives any claims, counterclaims, actions, demands, causes of action (whether sounding in contract or tort or otherwise) or offsets (other than for any breach of this Agreement) that it may have against Assignor in connection with or related to the Bank Claims.

          5. Delivery of Documents. Promptly after the Effective Date, Assignor
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shall deliver to Assignee original copies of reach of the Loan Documents (as defined in the Credit Agreement) in Assignor's possession or control (including, without limitation, the Credit Agreement and the Note).

               6. Further Assurances. The Assignor and the Assignee each hereby
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agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably

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request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments which may be required in connection with the transactions contemplated hereby.

         7.   Miscellaneous.
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                  (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the Assignor and Assignee. No failure or delay by either Assignor or Assignee in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breath of the provisions of thIs Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement (subject to the right of either or both of Assignor and Assignee to be reimbursed by Borrower). Simultaneously with the execution of this Agreement, Borrower will pay the legal fees and expenses of Assignor, either directly to Assignor or, if Assignee has paid such fees under the Guaranty, to Assignee.

                  (c) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.

                  (d) Each of Borrower, Assignor and Assignee acknowledges and agrees that the recitals hereto are factually true and correct and that such recitals are hereby incorporated into this Agreement by reference.

                  (e) This Agreement is entered into for the sole protection and benefit of the Assignor and Assignee and their successors and assigns and no other Person (including, without limitation, the Borrower) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

                  (f) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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                   IN WITNESS WHEREOF, the Assignor, the Borrower and the
Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                 BANK ONE, N.A.,
                                 as Assignor

                                 By: /s/ Bradley S. Peters
                                    ----------------------

                                 Title: Vice President

                                 McKESSON HBOC, INC,
                                 as Assignee

                                 By: /s/ Alan Pearce
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                                 Title: Vice President
                                        Financial Services

                                 HORIZON PHARMACIES, INC.,
                                 as Borrower

                                 By: /s/ Michael F. Loy
                                    ----------------------

                                 Title: Chief Financial Officer

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